MATTHEW 25 FUND, INC


ANNUAL REPORT

December 31, 2002













Matthew 25 Fund
605 Cloverly Avenue
Jenkintown, PA  19046
1-888-M25-FUND

























Dear Shareholders of Matthew 25 Fund, Inc.,

Our Fund was down 1.67% for the calendar year of 2002. Since the Fund's inception on 10/16/95 through 12/31/02 our Fund has gained 145.62%. This is a compounded annual growth rate of 13.25%. This year regretfully marks our first calendar year out of eight that our Fund did not achieve a positive return.

When the market rises for consecutive years the market pundits will prudently advise that "markets can't go up forever." Well the inversion of that rule is equally valid or in other words "markets can't go down forever." To be fair the markets can stay down forever if the markets reflect ownership in companies that participate in a defunct economic system that is incapable of providing goods and services at affordable and profitable prices. Our economic system may be recuperating but it is very much alive. Productivity gains made during these difficult times will either show up in higher corporate profits or lower consumer costs. Since we continue to have modest inflation I believe the gains will show up in the profits.

In selecting and retaining securities for our Fund I use a Quantitative and Qualitative approach. In this letter I wish to focus entirely on the quantitative analysis. This part of research is done in order to obtain a fair value or more importantly a potential return for an investment. After you have this potential return you need to compare it to a low risk rate of return, such as the yield to maturity on a 5 Year Treasury Note, which is 2.96% today. Because of the greater risks in stock investing, I look for the stock's potential return to be at least double (2x) the low-risk rate of return.

As you will see below, the average annual potential return on many of our investments range from 17% to over 25% per year. These potential rates of return are 5 to 8 times the low risk rate. This is what you get from bear markets for as the prices broadly decline the return potential increases for the viable companies. This phenomenon is what eventually stops the bear market decline and leads us into the next bull market. This is why I am very optimistic. The margin of error between the two rates is very much in our favor and will eventually prevail over the market fear.

What follows is a brief valuation for each of our stocks. I try to present to you the valuation technique, pertinent data, Wall Street estimates, and finally my projected annual rates of return or present values as compared to fair values. Please remember that these are my valuations based on public information and my research, and as you know, this information may change over time.

                                Valuations

Advanta	ADVNA (Earnings Growth Valuation)
		2002 EPS					$1.42
		Wall Street Growth Rates 3-5 yrs.		12.00%
                EPS in 4 years                                  $2.23
		Projected PE Ratio				14
		Projected Price in 4 yrs.			$31.28
		Dividend 					$0.25
                Year end price                                  $8.98
                Projected Annual Rate of Return                 38.49%


Farmer Mac	AGM (Earnings Growth Valuation)
		2002 EPS					$1.90
		Wall Street Growth Rates 3-5 yrs.		23.00%
                EPS in 4 years                                  $4.35
		Projected PE Ratio				17.5
		Projected Price in 4 yrs.			$76.11
		Dividend 					$0.00
                Year end price                                  $30.64
                Projected Annual Rate of Return                 25.54%


Alexander & Baldwin	ALEX (Asset valuation)
1) Shipping - 17 other public marine shipping companies have an average Total Capitalization/Sales ratio of 266%.
2) Real Estate - 5.4 million square feet of leasable commercial properties. Office 22%, Retail 26% & Industrial 52%
		3) Hawaii Land - 90,600 Acres undeveloped land

                Shipping 1.75 x $800m   $1,440
                Real Estate             $450
                Land                    $450
                Total                   $2,340
                Minus debt              ($236)
                Net Value               $2,104
                Per Share (41.21m)      $51.06/share
                Year end price          $25.79


Boykin Lodging  BOY (Capitalization Value)
                Avg. 2000 - 2002
                  Cash Flow + Interest  61.5m
                10% Cap Rate            $615m
                Minus debt             ($324m)
                Net value               $291m
                Per share (20m)         $14.55
                Dividend                $0.72
                Year end price          $9.33
		Projected Annual
                  Rate of Return        18.39%


Berkshire       BRK
        Last year's hard liquidating value without Warren Buffett was $60,000 to $65,000 per share. I will not have a fair value for BRK until seeing the Annual Report and 10k.



Concord EFS	CE (Earnings Growth Valuation)
		2002 EPS					$.68
                Wall Street Growth Rates 3-5 yrs.               22.00%
                EPS in 4 years                                  $1.51
                Projected PE Ratio                              20
                Projected Price in 4 yrs.                       $30.13
		Dividend 					$0.00
                Year end price                                  $15.74
                Projected Annual Rate of Return                 17.62%


DUKE 	DUK (Earnings Growth Valuation)
		2002 EPS					$1.84
		Wall Street Growth Rates 3-5 yrs.		5.00%
                EPS in 4 years                                  $2.24
		Projected PE Ratio				13.5
		Projected Price in 4 yrs.			$30.19
		Dividend					$1.10
                Year end price                                  $19.54
                Projected Annual Rate of Return                 16.34%


Freddie Mac 	FRE (Earnings Growth Valuation)
		2002 EPS					$5.18
		Wall Street Growth Rates 3-5 yrs.		14.00%
                EPS in 4 years                                  $8.75
		Projected PE Ratio				16
		Projected Price in 4 yrs.			$140.52
		Dividend 					$0.88
                Year end price                                  $59.05
                Projected Annual Rate of Return                 25.20%


MBIA 		MBI (Earnings Growth Valuation)
		2002 EPS					$4.31
		Wall Street Growth Rates 3-5 yrs.		12.5%
                EPS in 4 years                                  $6.90
		Projected PE Ratio				15
		Projected Price in 4 yrs.			$103.56
		Dividend 					$0.68
                Year end price                                  $43.86
                Projected Annual Rate of Return                 25.12%




PG&E Preferred G   $1.20  dividend / $25 par value      PCG.G
	2 years of dividends in arrears as of 12/31/02
        Both plans will pay back dividends in cash and allow preferred to trade as is. Preferred will be: Investment grade under company plan
                                    Below investment grade under state plan
	Assume: 1 year to reorganization
	Year End Price 12/31/02	= $14.40
        Back Dividends          = $3.60
	Trading Prices @ Reorg.	Yield		Rate of Return
		$13.33 		9.00%		17.60%
		$15.00 		8.00%		29.17%
		$17.14 		7.00%		44.05%
		$20.00 		6.00%		63.89%


Polaris 	PII (Earnings Growth Valuation)
		2002 EPS					$4.39
                Wall Street Growth Rates 3-5 yrs.               13.00%
                EPS in 4 years                                  $7.16
                Projected PE Ratio                              16.5
                Projected Price in 4 yrs.                       $118.10
                Dividend                                        $1.24
                Year end price                                  $58.60
                Projected Annual Rate of Return                 20.81%


Willow Grove 	WGBC (Asset valuation)
        Book Value                                      $125m
        Core Deposit Premium (8%)                       $43m
        Net Value                                       $168m
        Per Share 11.3m                                 14.87 / share
        Year end price                                  $13.90



On 1/17/03 Commonwealth Bancorp (CMSB) completed its sale to Citizens Bank for $46.50 a share. On 9/27/02, the day before the merger was announced, CMSB closed at $28.12. My valuation model had put the fair price at approximately
$32.   The acquisition of CMSB was a complete surprise, but it does show that a good company, with great management, will eventually provide high rates of return for its shareholders. I believe that our Fund owns other companies of the same ilk.

Hopefully, this letter gives you a better understanding of our Fund's portfolio. Please feel comfortable to call me or to write if you have any questions. On behalf of the employees of Matthew 25 Management Corp. and the Matthew 25 Fund's Board of Directors, thank you for allowing us to work for you.

							Sincerely,


							Mark Mulholland
							President


Page 4








MATTHEW 25 FUND, INC.
PERFORMANCE SUMMARY

The graph below represents the changes in value for an initial $10,000 investment in the Matthew 25 Fund from its inception, October 16, 1995 to years ending 1995 through 2002. These changes are then compared to a $10,000 investment in the Value Line Index, which is an index comprised of 1,665 stocks, for the same period. Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

       Incep.  Yr. End Yr. End Yr. End Yr. End Yr. End Yr. End Yr. End Yr.End
       10/16/95 1995   1996    1997    1998    1999    2000    2001    2002
M25Fnd $10,000 $10,320 $12,248 $17,104 $21,539 $21,772 $22,560 $24,972 $24,555
VLIdx  $10,000 $10,287 $12,322 $15,827 $16,748 $18,517 $20,304 $22,513 $18,661

$26,000 |
	|
$25,000 |                                                          #
        |                                                                 #
$24,000 |
        |
$23,000 |
        |                                                  #       *
$22,000 |
        |                                  #       #
$21,000 |
	|
$20,000 |                                                  *
	|
$19,000 |
        |                                          *                      *
$18,000 |
        |
$17,000 |                          #       *
	|
$16,000 |                          *
	|
$15,000 |
	|
$14,000 |
	|
$13,000 |
	|
$12,000 |                  # *
        |
$11,000 |                                                 # = Matthew 25 Fund
        |         # *                                     * = Value Line Index
$10,000 |__# *__________________________________________________________________

        10/16/95 1995  1996    1997    1998    1999    2000    2001    2002

        76    Annual  Annual  Annual  Annual  Annual  Annual  Annual  Compounded
       Days   Return  Return  Return  Return  Return  Return  Return    Average
       1995   1996    1997    1998    1999    2000    2001    2002      Annual
M25Fnd 3.20%  18.68%  39.65%  25.93%  1.08%   3.62%   10.69%  (1.67%)   13.25%
VLIdx  2.87%  19.78%  28.45%  5.82%   10.56%  9.65%   10.88% (17.11%)    9.03%

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND, INC.
SCHEDULE OF INVESTMENTS IN SECURITIES
DECEMBER 31, 2002

                             Number of Shares  Historical Cost     Value
COMMON STOCKS  --  88.04%

BANKS & FINANCE  --  17.13%

 Advanta Corporation, Class A       214,000     $2,123,163       $1,921,720
 Advanta Corporation, Class B        22,300        137,091          209,397
 Commonwealth Bancorp, Inc.          36,250        439,380        1,680,913
 Willow Grove Bancorp, Inc.         241,960      1,072,979        3,363,244
                                                ___________      ___________
                                                 3,772,613        7,175,274

BROADCAST & CABLE TV --  3.38%
 Comcast Corp. New Class A*          60,000      1,559,323        1,414,200
                                                 __________      __________
                                                 1,559,323        1,414,200
CONGLOMERATE  --  3.65%
 Berkshire Hathaway, Class A*           21         993,323        1,527,750
                                                _____________    ___________
                                                   993,323        1,527,750

DATA PROCESSING  --  2.25%
 Concord EFS, Inc. *                 60,000        913,662          944,400
                                                ____________     _____________
                                                   913,662          944,400

GSE-MORTGAGE SECURITIES  --  15.52%
 Federal Agricultural Mort.Corp.*     75,000     1,993,669         2,298,000
 Federal Agricultural Mort.Class A*    6,500       164,832           131,300
 Federal Home Loan                    69,000     2,651,123         4,074,450
                                                _____________    ____________
                                                 4,809,624         6,503,750


HOTEL REIT --  5.51%
 Boykin Lodging                     247,500      2,236,515        2,309,175
                                                ____________     _____________
                                                 2,236,515        2,309,175



INSURANCE  --  12.82%
 MBIA, Inc.                         122,500      4,903,280        5,372,850
                                                ____________     _____________
                                                 4,903,280        5,372,850


MANUFACTURING  --  17.27%
 Polaris Industries, Inc.           123,500      5,660,505        7,237,100
                                                ____________     _____________
                                                 5,660,505        7,237,100




The accompanying notes are an integral part of these financial statements.


MATTHEW 25 FUND, INC.
SCHEDULE OF INVESTMENTS IN SECURITIES (CONTINUED)
DECEMBER 31, 2002

                             Number of Shares  Historical Cost     Value
TRANSPORTATION  --  5.57%
 Alexander & Baldwin                90,500     $ 2,126,974      $ 2,333,995
                                                ______________    ______________
                                                 2,126,974        2,333,995

UTILITIES  --  4.94%
 Duke Energy                       106,000     $ 2,325,374      $ 2,071,240
                                                ______________    ______________
                                                 2,325,374        2,071,240


                                                ______________    ______________
TOTAL COMMON STOCKS                             29,301,193        36,889,734



PREFERRED STOCKS  --  11.05%
UTILITIES  --  11.05%
 Pacific G&E Corp. 6% Preferred*    79,200       1,157,058         1,413,720
 Pacific G&E Corp. 4.8% Preferred*  86,900         948,723         1,250,491
 Pacific G&E Corp. 7.04% Preferred* 92,900       1,568,384         1,964,835
                                                 ____________      _____________
                                                 3,674,165         4,629,046
                                                 ____________      _____________

TOTAL PREFERRED STOCKS                           3,674,165         4,629,046



                                                  _____________    _____________
TOTAL INVESTMENTS  --  99.09%                     $32,975,358     $ 41,518,780
 Other Assets Less Liabilities  -- .91%                                379,988
NET ASSETS  100.00%                                                _____________
                                                                  $ 41,898,768


* Non-income producing security during the year

The accompanying notes are an integral part of these financial statements.


MATTHEW 25 FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

ASSETS
Investments in securities at value (cost $32,975,358)            $41,518,780
 Cash                                                                438,979
 Receivables:
   Dividends                                                          77,450
   Interest                                                              200
   Fund shares sold                                                    5,564
                                                                 ____________
       TOTAL ASSETS                                               42,040,973


LIABILITIES
 Accounts payable
  Payable for securities purchased                                   136,735
  Accrued expenses                                                     5,470
                                                                 ____________
     TOTAL LIABILITIES                                               142,205



NET ASSETS: (Equivalent to $11.68 per share based on            $41,898,768
3,588,348 shares of capital stock outstanding 100,000,000       =============
shares authorized, $0.01 par value)



COMPOSITION OF NET ASSETS

 Shares of common stock                                             $35,883
 Additional paid-in capital                                      33,319,463
 Net unrealized appreciation of investments                       8,543,422
 Accumulated net realized loss                                      (1,704)
 Undistributed net investment income                                 1,704
                                                                _____________


NET ASSETS                                                      $41,898,768


















The accompanying notes are an integral part of these financial statements.

MATTHEW  25  FUND, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002


INVESTMENT INCOME:
 Dividends                                                       $612,218
 Interest                                                         187,039
                                                                __________

TOTAL INVESTMENT INCOME                                           799,257



EXPENSES:
 Audit                                                              7,213
 Bank fees                                                          1,010
 Custodian fees                                                     8,770
 Director's fees and expenses                                      13,077
 Insurance                                                         13,392
 Investment advisory fee (Note 2)                                 381,148
 IRA expense                                                       12,598
 Legal expense                                                      2,475
 Office Expense                                                     2,461
 Postage and printing                                               6,924
 Registration and compliance                                       11,219
 Shareholder reporting                                              5,249
 Software                                                           7,500
 State and local taxes                                              2,650
 Telephone                                                          1,389
                                                                 _____________
          TOTAL EXPENSES                                          477,075
Less, expense reduction from investment advisor (Note 2)           (3,678)
                                                                 _____________
          NET EXPENSES                                            473,397
                                                                 _____________

          NET INVESTMENT INCOME                                   325,860

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investments                                 (1,704)
  Net change in unrealized appreciation of investments         (1,004,467)
  Net realized and unrealized loss on investments              (1,006,171)



NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS         $   (680,311)






The accompanying notes are an integral part of these financial statements.







MATTHEW 25 FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001



                                                            2002       2001
                                                          _________  _________
INCREASE IN NET ASSETS FROM OPERATIONS:

 Net Investment income                                   $325,860    $  11,502
 Net realized gain (loss) on investments                   (1,704)     285,035
 Net change in unrealized appreciation on investments  (1,004,467)   2,951,961
                                                        ___________  __________


NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS:                               (680,311)   3,248,498


DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                   (324,157)     (11,502)
 Net realized gain on investments                               0     (285,035)

CAPITAL SHARE TRANSACTIONS (Note 5)                     7,281,991    5,619,401
                                                        ___________  __________

NET INCREASE IN NET ASSETS                              6,277,523    8,571,362


NET ASSETS, BEGINNING OF YEAR                          35,621,245   27,049,883
                                                      ____________  ____________


NET ASSETS, END OF YEAR                              $ 41,898,768   $35,621,245
                                                     ============== ============



















The accompanying notes are an integral part of these financial statements.





MATTHEW 25 FUND, INC.
FINANCIAL HIGHLIGHTS AND RELATED RATIOS / SUPPLEMENTAL DATA
For a Share Outstanding Throughout the Year Ending:




                                      2002    2001      2000     1999     1998

Net asset value,
  Beginning of year................  $11.97   $10.90    $10.55   $10.49   $8.50

Income from investment operations
  Net investment income (loss)......  0.09      0.00    (0.01)   (0.03)   (0.02)

Net gains on investments both
  realized and unrealized??.........  (0.29)    1.17      0.39     0.15     2.22

Total from investment operations....  11.77    12.07     10.93    10.61    10.70

Less, distributions................. (0.09)    (0.10)   (0.03)   (0.06)   (0.21)

Net asset value,
  End of year......................  $11.68   $11.97    $10.90   $10.55   $10.49

Total return.......................  (1.67)%  10.69%     3.62%    1.08%   25.93%

Net assets, end of year
  (000's omitted).................. $41,899  $35,621   $27,050   $25,402 $21,327

Ratio of expenses, after expense
  reimbursement, to average
  net assets.......................  1.24%    1.23%    1.22%     1.22%   1.26%

Ratio of investment income, net to
  average assets....................  0.85%   0.04%   (0.07)%   (0.24)% (0.25)%

Portfolio turnover rate............. 38.68%  26.42%   30.80%    17.88%  30.64%



















The accompanying notes are an integral part of these financial statements.


MATTHEW 25 FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002

NOTE 1 - Summary of Significant Accounting Policies

Nature of Operations
_____________________
Matthew 25 Fund, Inc. ("the Fund") was incorporated on August 28, 1995 in Pennsylvania and commenced operations on October 16, 1995. The Fund is registered as an open-end, non-diversified management investment company under the Investment Company Act of 1940, and its shares are registered under the Securities Act of 1933. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in The United States of America.


Security Valuations
____________________
The Fund values investment securities, where market quotations are available, at market value based on the last recorded sales price as reported by the principal securities exchange on which the security is traded, or if the security is not traded on an exchange, market value is based on the latest bid price.


Federal Income Taxes
_____________________
The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.


Distribution to Shareholders
_____________________________
The Fund intends to distribute to its shareholders substantially all of its net investment income, if any, and net realized capital gains, if any, at year end.


Other
______
The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Estimates
__________
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.




NOTE 2 - Investment Advisory Agreement and Other Related Transactions

The Fund has an investment advisory agreement with The Matthew 25 Management Corporation, (The Advisor) whereby The Advisor receives a fee of 1% per year on the net assets of the Fund. All fees are computed on the average daily closing net asset value of the Fund and are payable monthly. The Advisor has agreed to decrease the investment advisory fee or, if necessary, to reimburse the Fund if and to the extent that the Fund's aggregate annual operating expenses exceed 2.0% of the first $10,000,000 and 1.5% of the next $20,000,000.

The management fee for 2002, as computed pursuant to the investment advisory agreement, totaled $381,148. The Advisor has agreed to accept as its advisory fee for 2002 the amount it was paid in 2002 totaling $377,470 and to waive any and all rights to the difference between actual management fees paid and fees per the agreement. The management fee waived for 2002 was $3,678.

Mr. Mark Mulholland is the sole director and officer of The Advisor and is also the President of the Fund. In addition, Mr. Mulholland is a broker at Boenning& Scattergood Inc. During the year ended December 31, 2002, the Fund paid brokerage commissions of $24,972 to Boenning & Scattergood Inc. of which Mr. Mulholland received compensation totaling $4,041. Boenning & Scattergood Inc. is not otherwise associated with Matthew 25 Fund, Inc. or The Advisor and is not responsible for any of the investment advice rendered to the Fund by The Advisor or Mr. Mulholland.

NOTE 3 - Investments

For the year ended December 31, 2002, purchases and sales of investment securities other than short-term investments aggregated $21,956,694 and $14,661,427 respectively. At December 31, 2002, the gross unrealized appreciation for all securities totaled $9,177,654 and the gross unrealized depreciation for all securities totaled $634,232 or a net unrealized appreciation of $8,543,422. The aggregate cost of securities for federal income tax purposes at December 31, 2002 was $32,975,358.


Note 4 - Carryovers
At December 31, 2002 the Fund had a net capital loss carry forward of $1,704 expiring in 2010.


NOTE 5 - Capital Share Transactions

As of December 31, 2002, there were 100,000,000 shares of $.01 per value capital stock authorized. The total par value and paid-in capital totaled $33,355,346. Transactions in capital stock were as follows for the years ended:


                               December 31, 2002            December 31, 2001
                              __________________           __________________
                             Shares         Amount       Shares         Amount
                             ______         ______       ______        _______
Shares sold                   902,872     $10,659,154    570,926    $6,452,834
Shares issued in
 reinvestment of dividends     27,737        324,157      24,823       296,536
Shares redeemed              (318,931)    (3,701,320)   (100,235)   (1,129,969)
                              ________      ________     ________    _________
Net Increase                  611,678     $7,281,991     495,514     $5,619,401


NOTE 6 - Distributions to Shareholders

On December 26, 2002, a distributions of $0.09121 per share aggregating $324,157 was paid to shareholders of record on this same date from net investment income.





Independent Auditor's Report


To the Shareholders and Board of Directors
Matthew 25 Fund, Inc.
Jenkintown, Pennsylvania


We have audited the accompanying statement of assets and liabilities of Matthew 25 Fund, Inc. (the "Fund"), including the schedule of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 1999, were audited by other auditors whose report, dated January 25, 2000 expressed an unqualified opinion on this information.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Matthew 25 Fund, Inc. as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.




Abington, Pennsylvania                        /s/ Sanville & Company
February 6, 2003                              Certified Public Accountants